NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Announces Key Appointments and a Change to the Board of Directors

September 27, 2013, Corpus Christi, Texas - Uranium Energy Corp (NYSE MKT: UEC, "the Company" or "UEC") is pleased to announce several appointments and a change to the Board of Directors.

Harry Anthony , previously Chief Operating Officer and a director, is assuming the position of Senior Advisor to the Company. Mr. Anthony will continue in an exclusive capacity guiding the development of new in-situ recovery facilities for the Company. Mr. Anthony, age 67, will step down from the Company's board of directors.

Robert Underdown , previously Vice President of Production, is appointed to the new title and responsibilities of Vice President of Production & Operations. Additionally, Andy Kurrus , previously Chief Geologist and Texas Exploration Manager, has been appointed Vice President of Resource Development. The Company has also recently added Ronald Dildine to serve as Regulatory Coordinator. The bios of these key personnel follow below.

Amir Adnani , President and CEO, stated, "We enthusiastically welcome all four key personnel to their new titles and responsibilities with the Company. Harry Anthony has been an integral part of the team as UEC grew from a small private exploration company into an emerging uranium producer in the U.S. He will continue to play a vital role advising the production operations team.

" Bob Underdown , now Vice President of Production & Operations, has managed several ISR mines in South Texas and has played a key role in establishing the Company as a uranium producer. Andy Kurrus , now Vice President of Resource Development, has made a number of uranium discoveries in South Texas including our recently announced Burke Hollow Project. All of these appointments strengthen UEC and provide the Company with the expertise and energy to increase in-ground resources, advance permitting on multiple fronts and build-out our low-cost hub-and-spoke production strategy."

Harry Anthony added, "Uranium Energy Corp has positioned itself to become a major uranium producer in the U.S. I'm very pleased with the operational staff at UEC and feel confident that our team has the ability to further advance our projects towards greater production."

Robert Underdown, BSc , Vice President of Production & Operations

Mr. Underdown has been instrumental in bringing the Hobson processing facility and Palangana project through to production. He has held senior operational positions at ISR uranium mines in Texas since 1978, and has extensive experience designing, managing and reclaiming ISR uranium mines. Throughout his career, Mr. Underdown has worked with the regulatory agencies in Texas specifically pertaining to ISR uranium production, and this includes the responsibilities of managing hundreds of mine personnel and looking after their safety and that of the environment.

Andrew Kurrus, BSc , MSc, Vice President of Resource Development

Mr. Kurrus is a professional geologist specializing in the discovery of economic uranium deposits in South Texas . Mr. Kurrus has an impressive 35-year career in South Texas beginning with Intercontinental Energy Corp in 1978, followed by other notable uranium mining companies: Pioneer Nuclear, Tenneco, Malapai, Total, and Cogema. While at Cogema Mining (now Areva), and most recently at Mesteña Uranium LLC (owner of the operating Alta Mesa ISR uranium mine), he discovered previously unknown ore body extensions at existing ISR operations that contributed significantly to the economics of those projects.

Ronald Dildine, BSc , Regulatory Coordinator

Mr. Dildine is a professional hydrogeologist with seven years of field and regulatory experience. He has most recently served with the Texas Commission on Environmental Quality for more than five years as an Environmental Permit Specialist. He earlier served with the U.S. Geological Survey as a Hydrologic Technician.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas , including the Palangana in-situ recovery project and the Goliad in-situ recovery project which is now fully permitted and under construction. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Safe Harbor Statement

Certain information contained in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates", "intends" or "believes", or that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur", or "be achieved".

Forward-looking statements are based on the opinions and estimates of management as of the date such statements are made, and are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of UEC to be materially different from those expressed or implied by such forward-looking statements. Many of these factors are beyond UEC's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact UEC and the statements contained in this news release can be found in UEC's filings with the SEC. Such risks and other factors include, among others, variations in the underlying assumptions associated with the estimation or realization of mineralization, the availability of financing on acceptable terms, accidents, labor disputes, acts of God and other risks of the mining industry including, without limitation, risk of liability under environmental protection legislation, delays in obtaining governmental approvals or permits, title disputes or claims limitations on insurance coverage. UEC believes that the expectations reflected in the forward-looking statements included in this news release are reasonable; however, no assurance can be given that these expectations will prove to be correct, and such forward-looking statements should not be unduly relied upon.

For forward-looking statements in this news release, UEC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. UEC assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Certain information contained in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates", "intends" or "believes", or that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur", or "be achieved".

Forward-looking statements are based on the opinions and estimates of management as of the date such statements are made, and are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of UEC to be materially different from those expressed or implied by such forward-looking statements. Many of these factors are beyond UEC's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact UEC and the statements contained in this news release can be found in UEC's filings with the SEC. Such risks and other factors include, among others, variations in the underlying assumptions associated with the estimation or realization of mineralization, the availability of financing on acceptable terms, accidents, labor disputes, acts of God and other risks of the mining industry including, without limitation, risk of liability under environmental protection legislation, delays in obtaining governmental approvals or permits, title disputes or claims limitations on insurance coverage. UEC believes that the expectations reflected in the forward-looking statements included in this news release are reasonable; however, no assurance can be given that these expectations will prove to be correct, and such forward-looking statements should not be unduly relied upon.

For forward-looking statements in this news release, UEC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. UEC assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.